FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE ENTERPRISES LLC

This First Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Enterprises LLC (“TWC”).  CSG and TWC entered into a certain Amended and Restated Processing and Production Services Agreement effective April 30, 2014 (CSG document no. 2505411 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to its terms.

CSG and TWC agree as follows, as of the Effective Date:

1.    TWC desires to use, and CSG agrees to provide, CSG Digital Mailbox (“Digital Mailbox Services”) under the Agreement.  Therefore, the Agreement is modified as follows:

a.    Exhibit A, Description of Services, is modified by adding the following thereto:

15.  DIGITAL MAILBOX SERVICES (See Exhibit A-7)

CSG Digital Mailbox is a service offering by CSG or through ***** ***. (“Digital Mailbox Vendor”) by which TWC's ACP Customers' statements will be delivered in a secure electronic environment to a third party platform so that TWC’s ACP Customers who have registered for Digital Mailbox Services can receive their statements and any related documents in a single online location.  “ACP Customers” are Customers of ACP Clients as identified in Exhibit K to the Agreement

TWC shall activate *******, an additional service provided by ***** ***. to TWC and TWC’s ACP Customers.  TWC acknowledges that ******* is only available for the processing of ACH payments (and not debit or credit card payments).

In addition, Digital Mailbox Vendor shall provide Lockbox Services to CSG on behalf of TWC whereby Digital Mailbox Vendor (a) aggregates payment information for ACP Customers  when such ACP Customers make payments using ******* to TWC, and (b) sends such payment information electronically to CSG for posting to CSG’s system for the benefit of TWC.

b.    Exhibit A-7, Digital Mailbox, is attached to and incorporated into the Agreement.

c.    Exhibit C, Pricing Schedule and Pricing Adjustment, Section B, Production Expenses and Fees (ACP and non-ACP Clients), Subsection II, Ancillary Print Services, is modified by adding the following thereto:

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

DESCRIPTION OF ITEM	UNIT	FEE
B.CSG Digital Mailbox Services
1.Implementation Fees (Note 2)	*/*	** ******
2.Hosting Platform Fee (Note 3)	*******	$********
3.Fees for Blocks of Registered ACP Customers (“Connect Blocks”) (Note 4)
i.Initial Connect Block of ******	*******	$********
ii.Additional Connect Blocks of *****	*******	$********
4.Customizations (Note 5)	*** *******	*****

Note 2:  The parties agree to execute a Statement of Work for implementation of Digital Mailbox.

Note 3:  TWC will be responsible for ******* ******** **** ** ******** ** **** *** ****** ** ********** *** *********. The Digital Mailbox Service includes **** (*) **** of ***** *********** *** *** ****. Up to **** ********** **** ** ***** *********** may be requested for a fee of $*** *** *** *** *****.  ********* ******* payments per Connect are available only if TWC sends statements or requests for payment no more frequently than **** *** *****.  If TWC sends statements or requests for payment more frequently than **** *** *****, any additional payments made by TWC’s ACP Customers shall be billed at $**** *** *******.

Note 4:  *** ******* ******* ***** will be implemented initially for ****** *** ********** *** ********* (“********”).  At any time that Connects exceed the numbers included in the Connect Blocks already allocated to TWC, then the necessary Additional Connect Block(s) of ***** ******** will ************* ** ********* ** *** *** *** ********** ********** **** *** **** ********** ******* ***** (s) will be ******** *** *** ***** ** ***** **** ********** **** *** ********** *** ***** ***** **********.  For example, ** *** *** **** ********* *** (*) ******* ******* ***** ** ****** *** *** (*) ********** ******* ****** ** ***** ******** **** *** * ***** ******* ******** ** ******* * *** ********** ******* ***** ** ************* ***** **** ***** ******** ***** ******* *** *** **** ** ****** *** *** (*) ******* ******* ***** ** ****** *** ***** (*) ********** ******* ****** *** *** ***** ** ***** **** ********** ** **** *** **** ***** **********. TWC may ****** *** ****** ** ******* ****** *** ***** ** ** ******** ** ********* ******* ****** ** *** *** *** ******* ******* ***** **** **** ** ********* ** ** *** ***** *** ** *** **** ******* *****, provided, however, ** ** ***** *** *** ****** *** ****** ** ******* ****** ***** *** ******* ****** *** *** ***** ******** ********** ** *** ******* **** ** **** ****.

Note 5:  Custom formatting and customizations to the standard Digital Mailbox banner will be at ***'* *********** *********** **** in a mutually acceptable Statement of Work.

2.    Notwithstanding the provisions of Section 2, Term, of the Agreement, *** *** ********* *** ********* ** ******* ******* ******** *** *********** ** ****** *** ** ***** *****-**** (**) ****’ ******* ******* ******.

3.    The parties agree that Digital Mailbox Services are not exclusive services of CSG (as exclusivity is described in Subsection (f) of Section 3, “Services and Products,” and Exhibit H, “Scope of Exclusivity,” of this Agreement) and is an optional Service to TWC and Clients.  The parties further agree that Digital Mailbox Services falls within the term “Electronic Billing” under the Agreement but is not a “PDF Presentment Service.”

4.    Notwithstanding the provisions of Section 6, Invoicing and Payments, CSG will invoice TWC for Digital Mailbox Services starting on the Effective Date of this Amendment.

5.    Section 18, Termination, Subsection (d) modified by adding the following thereto:

Notwithstanding the above, Digital Mailbox Services shall not be terminated for convenience until after the ***** *********** ** *** ********* **** ** *** ***** ********* ** *** ********* (CSG document no. 2507178).

6.

The provisions of the Provider Terms of Service attached to Exhibit A-7 shall prevail over any inconsistent provisions in the Agreement.  The following provisions of the Agreement shall not apply to Digital Mailbox Services:

a.    Section 10, Privacy and Data Security Obligation;

b.    Section 14, Indemnity With Respect to CSG Breach;

c.    Section 16, Insurance; and

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

d.    Exhibit E, Insurance Requirements.

7.    Section 19, Termination Assistance, is modified by adding the following thereto:

Notwithstanding the above, CSG will not provide Termination Assistance in connection with Digital Mailbox Services

8.    Exhibit F, Business Continuity/Disaster Recovery Plan, is modified by adding Digital Mailbox Services to the category entitled “**** *** – *** ** ***** (*) ** ******-*** (**) **** ***** *********** ** * ********.”

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

TIME WARNER CABLE ENTERPRISES LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Rob Roy	By: /s/ Joseph T Ruble
Name: Rob Roy	Name: Joseph T. Ruble
Title: SVP Ecomm	Title: EVP, CAO & General Counsel
Date: 10/1/14	Date: 16 Oct 2014

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

EXHIBIT A-7

DIGITAL MAILBOX

1.

CSG will retain ***** ***. as CSG’s third party Digital Mailbox vendor (“Digital Mailbox Vendor”) to provide TWC’s ACP end users with the Digital Mailbox Service over an interface established and maintained between CSG and the Digital Mailbox Vendor (“Digital Mailbox Interface”).  Implementation of Digital Mailbox Services will be described in a mutually agreed upon Statement of Work between CSG and TWC.   At such time as any additional CSG digital mailbox vendors are retained by CSG and TWC elects to establish Digital Mailbox Service with such vendor(s), the parties shall enter into a subsequent amendment(s) to the Agreement for such services.

2.	As part of and a condition to the implementation of Digital Mailbox Services, TWC agrees to the Provider Terms of Service attached hereto as Exhibit A-7-1.

3.The Digital Mailbox Service provides TWC’s ACP Customers with the following services:

a.Ability of TWC’s ACP Customers to view statements and other documents in a single online location.

b.Access to a secure electronic environment provided by the Digital Mailbox Vendor.

c.Unlimited number of documents delivered per TWC ACP Customer.

d.Unlimited Digital Mailbox Vendor Online Support.

e.Unlimited ******* payments.

f.Up to **** (*) ***** *** ***** Digital Mailbox Vendor ***** *******.

4.

Additional functionality may be provided by the Digital Mailbox Vendor directly to TWC’s ACP Customers and may be modified from time to time.  CSG is not responsible for such modifications by the Digital Mailbox Vendor.

5.

By its execution of the Amendment, TWC acknowledges that TWC authorizes CSG to provide Digital Mailbox Vendor with registered ACP Customers’ statements and other documents as directed by TWC, in accordance with the terms of the Agreement, as amended, and agrees that, following delivery to Digital Mailbox Vendor of such statements and documents, CSG is not responsible for Digital Mailbox Vendor's use of such ACP Customer statements and related documents under the terms of the Agreement or for Digital Mailbox Vendor’s provision of ******* to TWC and TWC’s ACP Customers.  Notwithstanding the foregoing, CSG shall discontinue sending such TWC’s ACP Customer statements and related documents to Digital Mailbox Vendor upon TWC's written request (email is sufficient) and TWC acknowledges that CSG Digital Mailbox Services fees may be charged until such time as Digital Mailbox Services provided by any Digital Mailbox Vendor have been terminated.

6.TWC hereby acknowledges that:

a.

TWC must authorize Digital Mailbox Vendor(s) collect and remit TWC’s ACP Customer payments in accordance with Digital Mailbox Vendor’s ******* Guide before CSG can provide Lockbox Services on behalf of ACP Customers.

b.

TWC will not acquire any patent rights, copyright interest or other right, claim, or interest in the computer programs, forms, schedules, manuals or other proprietary items utilized or provided by CSG in connection with the Digital Mailbox Service.

c.

TWC will take reasonable precautions to assure that its ACP Customer information which may be accessed through the Digital Mailbox Service will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used.

d.

CSG shall not be liable to TWC for any delay, interruption or failure by the Digital Mailbox Vendor to perform under any agreements between TWC and the Digital Mailbox Vendor as a result of the termination or expiration of any contract between CSG and the Digital Mailbox Vendor with respect to the Digital Mailbox Interface.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

EXHIBIT A-7-1

Provider Terms of Service

The terms and conditions of this Provider Terms of Service shall govern the provision of Digital Mailbox Services by CSG (“CSG” or “Reseller”) or through ***** **** (“Digital Mailbox Vendor”).  In the event of a conflict between the provisions of this Provider Terms of Service and the Agreement between CSG and Customer, the terms of this Provider Terms of Service shall prevail.

1. Digital Mailbox Service:

1.1 License, Proper Uses, Affiliates. Digital Mailbox Vendor grants to you, and Reseller on your behalf, a limited, non-exclusive right during the Term to access and use the Digital Mailbox Service only in the manner permitted herein.  Digital Mailbox Vendor grants you no rights other than those expressly set forth herein. Digital Mailbox Vendor may request, and you will provide, information to Digital Mailbox Vendor to allow Digital Mailbox Vendor to verify your identity. Once Digital Mailbox Vendor has verified you, which will be in its sole discretion, you and Reseller on your behalf may use the Digital Mailbox Service to manage and maintain the information and elements of your profile in the Digital Mailbox Service. You and Reseller on your behalf may also use the Digital Mailbox Service to send Your Data only to, and communicate only with, **** Users that establish a Connect with you and are your existing customers. At all times you must comply with the terms of this Provider Terms of Service. You may allow one or more of your Affiliates to access and use the Digital Mailbox Service in compliance with the terms of this Provider Terms of Service, as long as they utilize the same Digital Mailbox identification, profile and identity in the Digital Mailbox Service directory as you. You are fully responsible for the acts and omissions of any of your Affiliates.

1.2. Authorized Persons, Account Security: You or Reseller on your behalf may register an Authorized Person to administer your use of the Digital Mailbox Service and Digital Mailbox Vendor will provide the Authorized Person with a unique username and password. You or Reseller on your behalf may replace an individual Authorized Person with another Authorized Person at any time in accordance with the terms of this Provider Terms of Service. You or Reseller on your behalf will provide accurate and complete information about you and your Authorized Persons in the account management page of the Digital Mailbox Service, and in any registration, forms, or other communication you provide to Digital Mailbox Vendor, and will keep that information current at all times. You or Reseller on your behalf will maintain the security of your usernames, passwords, and other similar information. You or Reseller on your behalf will promptly notify Digital Mailbox Vendor if you discover or otherwise suspect any security breaches relating to your Authorized Person, including any unauthorized use or disclosure of a username or password. You understand that any person with your or your Authorized Person’s usernames, passwords, or similar information may be able to access the Digital Mailbox Service, including Your Data and other confidential information.

2. Use of the Digital Mailbox Service:

2.1 Our Responsibilities. Digital Mailbox Vendor agrees that it is solely responsible for: (a) providing the Digital Mailbox Service in accordance with the terms of this Provider Terms of Service; (b) using commercially reasonable efforts to prevent unauthorized access to or use of the Digital Mailbox Service; and (c) complying with applicable laws and regulations when providing the Digital Mailbox Service to you. For the avoidance of doubt, and notwithstanding anything in this Provider Terms of Service to the contrary, this Provider Terms of Service is not binding on Digital Mailbox Vendor until Digital Mailbox Vendor verifies you and delivers Digital Mailbox Service credentials to you or Reseller on your behalf.

2.2 Your Responsibilities. You agree that you are solely responsible for: (a) preserving your corporate status as validly domiciled, organized, and in good standing under the laws of the United States, and providing to Digital Mailbox Vendor evidence of this on request; and (b) your Authorized Persons’ and Affiliates’ compliance with the terms of this Provider Terms of Service and all actions and omissions of your Authorized Persons and Affiliates hereunder.  You and Reseller on your behalf are solely responsible for (i) the accuracy, quality, integrity, and legality of Your Data; (ii) preventing unauthorized use of your credentials, usernames, and passwords; (iii) using the Digital Mailbox Service in accordance with the terms hereof; (iv) complying with all applicable laws and regulations with respect to your use of the Digital Mailbox Service; and (v) keeping your profile (including company information, name, and logo) and other information you provide to Digital Mailbox Vendor complete, accurate, and current. Provider agrees that its compliance with applicable laws and regulations means, without limitation, that it, and not Digital Mailbox Vendor, is responsible for verifying and complying with all requirements applicable to electronic delivery of Your Data to your customers. This Provider Terms of Service includes and incorporates by reference the AUP and, if Provider elects to activate *******, the ******* Guide, and you are responsible for complying with them. Capitalized terms used but not defined in this Provider Terms of Service will have the meanings defined in the AUP.  Provider

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

may activate ******* by providing a form to Digital Mailbox Vendor, directly or through Reseller, which specifies Provider’s remittance bank account routing information.

3.Sale Agreement, Fees, and Taxes:

3.1 RESERVED

3.2 Sale Agreement. Upon execution of an agreement between you and Reseller for the provision of Digital Mailbox Services, then Digital Mailbox Vendor will make the Digital Mailbox Service available to you as specified in this Provider Terms of Service and such agreement.  In the event of a conflict between this Provider Terms of Service and the terms of an agreement between you and Reseller, the terms of the Provider Terms of Service shall prevail.

3.3 Fees. You agree to pay fees to Reseller as provided in the agreement between you and Reseller for the provision of Digital Mailbox Services and *******. Digital Mailbox Vendor may terminate or otherwise suspend your access to and use of the Digital Mailbox Service and ******* until your fees are paid in full. Terms or conditions accompanying any purchase orders will have no effect and will not be binding on Digital Mailbox Vendor unless separately agreed to in a writing signed by Digital Mailbox Vendor.

3.4. Taxes. Fees do not include any taxes, levies, duties, or similar governmental assessments of any nature, including but not limited to value-added, sales, use, or withholding taxes, assessable by any local, state, or federal jurisdiction (but, excluding taxes based on Reseller’s or Digital Mailbox Vendor’s income, property, or employees) (collectively, “Taxes”). You will be invoiced for such Taxes if there is a reasonable belief that there is a legal obligation to do so.

4. Intellectual Property, Proprietary Rights, Marks, Suggestions: Subject to the limited rights granted in this Provider Terms of Service, Digital Mailbox Vendor and Reseller, as applicable, reserve all right, title, and interest in and to the Digital Mailbox Service (including, without limitation, all trade secrets, patents, trademarks, copyrights, and other intellectual property rights). Subject to the terms of this Provider Terms of Service and for the purposes of telling customers that you are a Provider available to Connect on the Digital Mailbox Service, or directing them to Digital Mailbox Vendor’s website, each party grants to the other party a limited, revocable, non-transferable, non-sublicensable, non-exclusive, royalty-free license to use those of its Marks that party makes available to the other party, and in accordance with the guidelines and specifications provided to the other party. You, Reseller and Digital Mailbox Vendor acknowledge that nothing contained in this Provider Terms of Service will give the other party any interest in another party’s Marks. No party will take any action inconsistent with the other party’s ownership of its Marks and any benefits accruing from use of a party’s Marks will automatically vest in that party. You grant to Digital Mailbox Vendor a royalty-free, worldwide, transferable, sublicenseable, irrevocable, perpetual license to use or incorporate into the Digital Mailbox Service and otherwise fully exploit any suggestions, enhancement requests, recommendations, or other feedback you or your Authorized Persons provide to Digital Mailbox Vendor.

5. Confidentiality:   “Confidential Information” means non-public information, know-how and trade secrets in any form that (a) is designated as “confidential” or (b) that a reasonable person knows or reasonably should understand to be confidential.  Confidential Information does not include information that (i) is, or becomes, publicly available without a breach of any agreement between or among Digital Mailbox Vendor, Reseller or Provider; (ii) was lawfully known to the receiver of the information without an obligation to keep it confidential; (iii) is received from another source who can disclose it lawfully and without an obligation to keep it confidential; or (iv) is independently developed without reliance on the Confidential Information of Digital Mailbox Vendor, Reseller or Provider.  During and after the Term of this Provider Terms of Service, Digital Mailbox Vendor, Reseller and Provider will not use or disclose Confidential Information of the other, except to its employees, contractors, advisors, or consultants who have a need for such access consistent with the purposes of this Provider Terms of Service and who are under an obligation to maintain its confidentiality no less stringent than the terms of this paragraph.  Each party shall use at least the same degree of care that it uses to protect the confidentiality of its own confidential information of like kind (but in no event less than reasonable care) in protecting the other’s Confidential Information.  Confidential Information may be disclosed if required to comply with a court order or other government demand that has the force of law, provided that before disclosure that party must seek the highest level of protection available and provide the other party with reasonable notice to seek a protective order.

6. Rights in **** Data, Your Data, and **** User Information: As between the parties, you own all Your Data, Reseller owns its data and Digital Mailbox Vendor owns all **** Data. Each party may use or disclose the other party’s data only as explicitly stated by this Provider Terms of Service. You understand that Your Data that you deliver through the Digital Mailbox Service to a **** User is maintained by that **** User in that **** User’s account and may not be modified or deleted by you during or after the Term of this Provider Terms of Service during which Digital Mailbox Services are provided. A **** User may share **** User Information with you, Reseller on your behalf

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

or Digital Mailbox Vendor. Each party’s use and disclosure of **** User Information is governed by Digital Mailbox Vendor’s privacy policy. Either party may use aggregate information that does not identify or allow identification of a **** User or the other party that it obtains in connection with the Digital Mailbox Service to improve its or others use of the Digital Mailbox Service.

7. Restrictions. Notwithstanding anything in this Provider Terms of Service to the contrary, when using the Digital Mailbox Service you and Reseller on your behalf may not: (a) allow access or use by anyone other than your Authorized Person; (b) send information on behalf of a third party; (c) store or transmit material that is infringing, libelous, otherwise unlawful or tortious, or that violates third party privacy rights; (d) provide identification, password, or other information of you or your Authorized Person to any service that, as determined by Digital Mailbox Vendor in its sole discretion, scrapes, crawls, data-mines, or otherwise uses such information; (e) interfere with or disrupt the integrity or performance of the Digital Mailbox Service or any third party data it contains; (f) attempt to gain unauthorized access; (g) store or transmit any malicious code (e.g. time bomb, automatic shut-down, virus, software lock, drop dead device, malicious logic, worm, Trojan horse, or trap or back door); (h) post or distribute any updates, advertisements, or other information, or send any information through the Digital Mailbox Service, that denigrates, or discourages use of the Digital Mailbox Service, or promotes or solicits the use of services that are an alternative to or compete with the Digital Mailbox Service (whether yours or a third party’s); (i) reproduce, reverse engineer, distribute, publish, transmit, modify, adapt, translate, sell, resell, rent, lease, license, or otherwise commercially exploit the Digital Mailbox Service or any part thereof; (j) copy, frame, or mirror any part or content of the Digital Mailbox Service (other than as expressly allowed by Digital Mailbox Vendor); or (k) access it in order to build a competitive product or service or copy any features, functions, or graphics of the Digital Mailbox Service.

8. Warranties and Disclaimer: You represent and warrant that: (a) you have the legal power to enter into this Provider Terms of Service and to perform your obligations hereunder; (b) you are a business duly organized, validly existing, and in good standing under the laws of the United States; (c) you and all of your subcontractors, agents, and suppliers will comply with all applicable laws in your performance of your obligations and exercise of your rights hereunder; and (d) you will post a privacy policy with which you must comply and which must comply with applicable law. Digital Mailbox Vendor represents and warrants that (i) it has the legal power to perform its obligations as contemplated hereunder, and (ii) Digital Mailbox Vendor will perform the Digital Mailbox Services in a professional and workmanlike manner and in accordance with the material specifications herein.  EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

9. Indemnification:

a.General Indemnity.  Digital Mailbox Vendor, Reseller or Provider (each, respectively, an “Indemnifying Party”), as appropriate, shall indemnify and hold harmless the other party, its officers, directors, employees, agents and representatives (each, respectively, an “Indemnified Party”) from and against any and all third party damages, costs, judgments, penalties and expenses of any kind (including reasonable legal fees and disbursements) (a “Claim”) that may be obtained against or suffered by an Indemnified Party as a result of the Indemnifying Party’s fraudulent acts and wanton or willful misconduct.

b.Provider indemnity. Provider will indemnity and hold harmless Digital Mailbox Vendor and its Indemnified Parties from and against any and all third party Claims brought against Digital Mailbox Vendor or its Indemnified Parties as a result of Providers violation of its representations and warranties in Sections 8(a)-(d) above.

c.Digital Mailbox Vendor Indemnity.  Digital Mailbox Vendor will indemnity and hold harmless Reseller and Provider and their Indemnified Parties from and against any and all third party Claims brought against Reseller and/or Provider or their Indemnified Parties as a result of Digital Mailbox Vendor’s violation of its representations and warranties in Section 8(i)-(ii) above.

d.Infringement Indemnity.  Digital Mailbox Vendor shall indemnify and hold harmless the Indemnified Parties from and against any third party claim that the Digital Mailbox Services infringe upon any United States patent, trademark copyright or other intellectual property right or misappropriate a third party’s trade secrets; provided, however, that Digital Mailbox Vendor shall have no such indemnification obligation to the extent such infringement: (i) relates to the use of the Digital Mailbox Services in combination with other software or materials not provided by Digital Mailbox Vendor and the infringement would not have occurred but for the combination; (ii) arises from or relates to modifications to the Digital Mailbox Services not made or authorized by Digital Mailbox Vendor; or (iii) where the Indemnified Party continues the activity or use constituting or contributing to the infringement after notification thereof received from Digital Mailbox Vendor.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

e.Indemnity Procedures.  An Indemnified Party shall (i) promptly give the Indemnifying Party written notice of the Claim (except that Indemnified Party’s failure to give such notice shall not relieve the Indemnifying Party of its indemnification obligations except to the extent the Indemnifying Party is actually prejudiced as a result thereof); (ii) give the Indemnifying Party sole control of the defense and settlement of the Claim (provided that the Indemnifying Party may not settle any Claim without an Indemnified Party’s written consent which shall not be unreasonably withheld); and (iii) provide to the Indemnifying Party all reasonable assistance, at the Indemnifying Party’s expense.

10. Limitation of Liability: IN NO EVENT WILL: (A) Digital Mailbox Vendor’S, PROVIDER’S OR RESELLER’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO DIGITAL MAILBOX SERVICES AND THIS PROVIDER TERMS OF SERVICE, WHETHER IN CONTRACT, TORT, OR UNDER ANY OTHER THEORY OF LIABILITY, ****** *** ****** OF: (I) THE ****** **** ** ******* ** ******** ** ******** *** ******* ******* ******** ** *** ** ****** ********* *** ******** ****** **** ** **** LIABILITY; (II) OR ****** ******* ********; OR (B) EITHER Digital Mailbox Vendor* ******** ** ******** **** *** ********* ** *** ***** ***** *** *** **** ******* ** ******** OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, COVER, OR PUNITIVE DAMAGES HOWEVER CAUSED, WHETHER IN CONTRACT, TORT, OR UNDER ANY OTHER THEORY OF LIABILITY, AND WHETHER OR NOT Digital Mailbox Vendor, PROVIDE OR RESELLER HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11. Term:

11.1 Term, Termination. The term of this Provider Terms of Service starts on your acceptance hereof and ends upon the earlier of (a) expiration or earlier termination of the Agreement between you and Reseller, or (b) termination of the agreement between Digital Mailbox and Reseller for the provision of Digital Mailbox  Services.   Digital Mailbox Vendor, Reseller or Provider may terminate this Provider Terms of Service for cause (i) upon ** **** written notice to the other parties of a material breach if such breach remains uncured at the expiration of such period, or (ii) if a party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors.

11.2 Effects of Termination of Digital Mailbox Services. You must stop using the Services upon the effective date of termination. Following termination, Digital Mailbox Vendor will have no obligation to maintain or provide any of Your Data and may delete all of Your Data in our systems or otherwise in our possession or under our control. All provisions which are intended to survive termination or expiration of this Provider Terms of Service will survive.

11.3 Suspension of Your Account: Digital Mailbox Vendor may, with or without prior notice to you or Reseller on your behalf, immediately suspend your access to and use of the Digital Mailbox Service if and when: (a) you breach this Provider Terms of Service; (b) you use or attempt to use the Digital Mailbox Service in any manner that does not comply with this Provider Terms of Service; or (c) Digital Mailbox Vendor believe suspicious activity, by you or a third party, has occurred in connection with your account, in which case Digital Mailbox Vendor will use commercially reasonable efforts to investigate the cause of the suspicious activity, resolve it and, in our discretion, restore your account.  Digital Mailbox Vendor will notify you of that suspension via the email address in your account settings. Digital Mailbox Vendor may provide you with an opportunity to cure the issue that resulted in suspension and reinstate your access to the Digital Mailbox Service. If Digital Mailbox Vendor determines that you have not logged into your account for more than ninety days Digital Mailbox Vendor may terminate or suspend your access to and use of the Digital Mailbox Service upon thirty days’ prior notice to you. Digital Mailbox Vendor suspension of your account does not limit its right to terminate Digital Mailbox Services and this Provider Terms of Service pursuant to its terms.

12. General Provisions:

a.This Provider Terms of Service will be governed by the laws of the state of *** ****, without regard to its conflict of law principles to the contrary.

b.If any provision of this Provider Terms of Service is held to be unlawful, void, or for any reason unenforceable, that provision will be deemed severable and will not affect the validity and enforceability of the remaining provisions.

c.No failure or delay by a party in exercising any right, power, or privilege under this Provider Terms of Service will operate as a waiver thereof. Any waiver must be set forth in a signed writing.

d.Any notices or other communications required under this Provider Terms of Service shall be in writing and shall be sufficient if: (a) mailed by certified or registered U.S. mail, return receipt requested; (b) transmitted by facsimile, with a copy sent by first class U.S. mail; or (c) delivered by reputable independent courier.  Notice shall be provided to a party at the address provided below, or such other address and/or designee as a party

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

may specify by written notice to the other party.  Notices shall be deemed given upon the earlier of actual receipt or five (5) days after transmittal.

If to Digital Mailbox Vendor:	***** ****
*** ********** ***** *** *** *****
******** ** *****
Attn: President

If to Reseller:	*** ******** ****
**** ****** ******
********** ** *****
Attn: General Counsel with a copy to President

If to Provider:	Time Warner Cable Enterprises LLC
** ******** ******
*** ***** ** *****
Attn: Chief Technology Officer

With a required copy to General Counsel

e.Digital Mailbox Vendor, Reseller and Provider are independent contractors. This Provider Terms of Service does not create a partnership, franchise, joint venture, agency, fiduciary, or employment relationship between the parties.

f.There are no third party beneficiaries to this Provider Terms of Service.

g.Digital Mailbox Vendor, Reseller or Provider may not assign any of its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the other parties (not to be unreasonably withheld). Notwithstanding the foregoing, a party may assign this Provider Terms of Service in its entirety, without consent of the other parties, in connection with a merger, acquisition, corporate reorganization, or sale of all or substantially all of its assets.  Subject to the foregoing, this Provider Terms of Service shall bind and inure to the benefit of the parties, their respective successors and permitted assigns..

h.Digital Mailbox Vendor may modify any of the terms and conditions contained in the AUP or ******* Guide at any time and in its discretion by posting a change notice on its website. IF ANY MODIFICATION IS UNACCEPTABLE TO YOU, YOUR ONLY RECOURSE IS TO TERMINATE Digital Mailbox Services and THIS Provider Terms of Service. YOUR CONTINUED PARTICIPATION IN THE Digital Mailbox SERVICE FOLLOWING THE POSTING OF AN AUP OR ******* GUIDE CHANGE NOTICE ON Digital Mailbox Vendor’S WEBSITE WILL CONSTITUTE BINDING ACCEPTANCE OF THE CHANGE.

i.Digital Mailbox Vendor reserves the right to discontinue offering all of the **** Provider Service to all of its customers at any time and Digital Mailbox Vendor will use commercially reasonable efforts to provide reasonable prior notice in that case.

j.You acknowledge and agree that Digital Mailbox Vendor may use subcontractors to provide the **** Provider Service and perform our obligations under this Agreement.

13. Definitions: In addition to capitalized terms defined elsewhere in this Agreement, capitalized terms used in this Agreement will have the following meanings:

“Affiliate” means any entity which directly or indirectly controls, is controlled by, or is under common control with you.

“Control,” for purposes of this definition, means direct or indirect ownership or control of more than 50% of the voting interests of the subject entity.

“AUP” means the Digital Mailbox Vendor’s Acceptable Use Policy as made available within the Digital Mailbox Service.

“Authorized Person” is an individual who has been authorized by you to access and use the Digital Mailbox Service on your behalf in accordance with the terms hereof.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.24AO

“Connect(s)” is the functionality that, with the approval of both a specific **** User and you, allows you to communicate and share Your Data with the **** User using the Digital Mailbox Service. This functionality will cease to be available in the event that the Connect is terminated.

“Digital Mailbox Service” means (a) the **** Enterprise Service or DES, which consists of the website, computer networks, servers, APIs, and other data and information Digital Mailbox Vendor provides or makes available to enable you to establish Connects with **** Users, and (b) Lockbox Services.

“Document” is an electronic document and/or other information which may be sent by you to a **** User via the Digital Mailbox Service in accordance with the terms of this Agreement.

“**** Data” means all electronic data or information provided by us via the Digital Mailbox Service.

“**** User” is Provider’s customer who has created an account on the Digital Mailbox Vendor’s network.

“**** User Information” means information, including personally identifiable information, that a **** User may share with you, Reseller or Digital Mailbox Vendor.

“*******” shall mean Digital Mailbox Vendor’s online bill payment system whereby Digital Mailbox Vendor will provide ACH (and not credit card or debit card) payment-related services to Providers and **** Users and which will be governed by the ******* Guide available on Digital Mailbox Vendor’s website.

“Lockbox Services” means the Digital Mailbox Vendor services provided to CSG on behalf of Providers whereby Digital Mailbox Vendor aggregates payment information about payments Provider’s **** Users make using ******* to Provider and sends such payment information electronically to CSG for posting to CSG’s system for the benefit of Provider.

“Marks” means the trademarks, service marks, logos, or similar items provided by one party to the other party for use pursuant to this Agreement.

“Your Data” means all electronic data or information (including without limitation, Documents) provided by you to **** Users via the Digital Mailbox Service.